U.S. POSTAL SERVICE: CONTRACT/ORDER MODIFICATION

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1. MODIFICATION NO. M 013 CONTRACT/ORDER /AGREEMENT: 3AAERD-03-P-6080
2. a. DATE ISSUED: 05/27/2004 b. PR NO.: 04-14250
c. FINANCE NO.: 660853 d. TIN/SSN: 52-1467966

3. SUPPLIER:
Government Telecommunications Inc.
4500 Southgate Place
Suite 300
Chantilly

6-1-04 USPS4

RECEIVED
JUN 1 2004
BY: LRLaWerta

ATTENTION:
Bill Leonard
(703) 631-5155

4. ISSUED BY:
U. S. POSTAL SERVICE
AUTOMATION CMC
8403 LEE HIGHWAY DEWEY BLDG
MERRIFIELD VA 22082-8150
FOR INFORMATION CALL:
Thomas Fallon
(703) 280-7934
john.d.saldivar@usps.gov
ACO CODE: 3AAERD

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by administrative change (such as changes in paying office or accounting and fiscal data).

6. DESCRIPTION OF MODIFICATION:
This modification implements the Phase 2 option envisioned in the clause of the contract entitled "Line Items Included in the Contract," by incorporating all previously existing MPI and administrative Line Items 0424 - 0765 for Phase 2 MPI. Consistent with the exercise of this option, the period of performance of this contract is extended to August 31, 2005.

Except as provided herein, all terms and conditions of the document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7. ACCOUNTS PAYABLE DATA ☐ is not, ☒ is changed, see

Previous Grand Total:	$18,935,651.57
Value of Modification:	$25,000,000.00
New Grand Total:	$43,935,651.57

The supplier ☒ is not ☐ is required to sign and return an original and copy(ies) of this modification to the Issuing Office (See Block 4).

8. SIGNATURES: SUPPLIER

/s/ Frank Lalley
Signature Date
Frank Lalley
Name of Person Authorized to Sign
Ceo and President
Title

U.S. POSTAL SERVICE

Robert D. D'Orso 6/1/04
Signature Date
Robert D. D'Orso C.P.M.
Contracting Officer